UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Fidcuciary/Claymore MLP Opportunity Fund Fiduciary/Claymore Dynamic Equity Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
2455 Corporate West Drive
Lisle, Illinois 60532

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To be held on July 18, 2007

Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of Fiduciary/Claymore MLP Opportunity Fund ("FMO") and Fiduciary/Claymore Dynamic Equity Fund ("HCE") (FMO and HCE sometimes being referred to herein individually as a "Fund" or collectively as the "Funds") that the joint annual meeting of Shareholders of the Funds (the "Annual Meeting") will be held at the offices of the Funds, 2455 Corporate West Drive, Lisle, Illinois 60532, on Wednesday, July 18, 2007, at 11:30 a.m. Central time. The Annual Meeting is being held for the following purposes:

With Respect to FMO only:

1.  To authorize FMO to sell Common Shares at a net price less than FMO's then-current net asset value per Common Share, subject to certain conditions.

With Respect to each of FMO and HCE:

2.  To approve a new sub-advisory agreement among the Fund, Claymore Advisors, LLC and Fiduciary Asset Management, LLC

3.  To elect three Trustees as Class II Trustees of each Fund to serve until such Fund's 2010 annual meeting of shareholders or until successors shall have been elected and qualified.

4.  To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES (THE "BOARD") OF EACH FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

The Board has fixed the close of business on May 18, 2007 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or record your voting instructions via telephone so you will be represented at the Annual Meeting.

By order of the
Board of Trustees

/s/ Nicholas Dalmaso

Nicholas Dalmaso
Trustee, Chief Legal and Executive Officer

Lisle, Illinois

May [ ], 2007

IT IS IMPORTANT THAT YOUR COMMON SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY TELEPHONE OR MAIL. IF VOTING BY MAIL PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW COMMON SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE BY TELEPHONE PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND

PROXY STATEMENT

FOR JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 18, 2007

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Joint Annual Meeting of Shareholders ("Notice of Annual Meeting"). Much of the information in this joint proxy statement ("Proxy Statement") is required under rules of the Securities and Exchange Commission ("SEC"); some of it is technical. If there is anything you don't understand, please contact us at our toll-free number, (888) 991-0091.

This Proxy Statement is furnished to the holders of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), of either or both of Fiduciary/Claymore MLP Opportunity Fund ("FMO") and Fiduciary/Claymore Dynamic Equity Fund ("HCE") (FMO and HCE sometimes being referred to herein individually as a "Fund" or collectively as the "Funds") in connection with the solicitation by the respective Boards of Trustees of FMO and HCE (the Boards of Trustees of FMO and HCE being sometimes referred to herein collectively as the "Board") of proxies to be voted at the joint annual meeting of shareholders of the Funds to be held on Wednesday, July 18, 2007, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of the Funds, 2455 Corporate West Drive, Lisle, Illinois 60532 on July 18, 2007, at 11:30 a.m. Central time. This Proxy Statement and the enclosed proxy card are first being sent to the Funds' shareholders on or about May [ ], 2007.

•  Why is a shareholder meeting being held?

Because the Common Shares of each Fund are listed on the New York Stock Exchange (the "NYSE"), which requires each Fund to hold a meeting of Shareholders to elect Trustees each fiscal year. In addition, Shareholders of each Fund are being asked to approve a new sub-advisory agreement among the Fund, the Investment Adviser and the Sub-Adviser. Shareholders of FMO are also being asked to authorize FMO to issue a limited number of its Common Shares for consideration less than net asset value, subject to certain conditions.

•  What proposal will be voted on?

With Respect to FMO only:

1.  To authorize FMO to sell Common Shares at a net price less than FMO's then-current net asset value per Common Share, subject to certain conditions.

With Respect to each of FMO and HCE:

2.  To approve a new sub-advisory agreement among the Fund, Claymore Advisors, LLC ("Claymore" or the "Investment Adviser") and Fiduciary Asset Management, LLC ("Fiduciary" or the "Sub-Adviser").

3.  To elect three Trustees as Class II Trustees of each Fund to serve until such Fund's 2010 annual meeting of shareholders or until successors shall have been elected and qualified.

•  Will your vote make a difference?

Yes! Your vote is important and could make a difference in the governance of your Fund, no matter how many shares you own.

•  Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on Wednesday, July 18, 2007, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous page). The Notice of Annual Meeting, the proxy card and this Proxy Statement are being mailed on or about May [ ], 2007.

•  How does the Board recommend that shareholders vote on the proposals?

The Board recommends that you vote "FOR" each proposal.

•  Who is eligible to vote?

Shareholders of record of FMO and HCE at the close of business on May 18, 2007 are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Board's recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies' discretion unless you specify otherwise in your proxy.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the relevant Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

•  How many shares of each Fund were outstanding as of the record date?

At the close of business on May 18, 2007, FMO had [ ] Common Shares outstanding and HCE had [ ] Common Shares outstanding.

PROPOSAL ONE: APPROVAL TO SELL COMMON SHARES OF FMO AT A NET PRICE BELOW NET ASSET VALUE

FMO is seeking the authority to issue and sell Common Shares at a net price less than FMO's then-current net asset value per Common Share ("NAV"). The Investment Company Act of 1940, as amended, provides that a closed-end investment company, such as FMO, may only sell common shares at a price that is less than NAV if such fund has obtained the consent of a majority of its common stockholders or in certain other circumstances. Pursuant to this provision, FMO is seeking the consent of a majority of the holders of Common Shares of FMO so that it may, in one or more public or private offerings of its Common Shares, sell Common Shares at a price less than the then-current NAV, subject to certain conditions discussed below.

Rationale

FMO believes that having the ability to issue and sell Common Shares at a price that is less than NAV in certain instances will benefit all holders of Common Shares. FMO's Sub-Adviser believes that the market for securities of master limited partnerships ("MLPs") and other prospective portfolio securities for FMO is relatively new and is developing rapidly. FMO is periodically presented with attractive opportunities to acquire such securities. In normal market conditions, FMO typically seeks to remain fully invested and does not intend to maintain cash for the purpose of making such investments. The ability of FMO to sell existing portfolio securities and reinvest the sale proceeds in such opportunities may be limited both by the Sub-Adviser's desire to retain such existing portfolio securities based on their relative return potential and the prospective tax impact which may result from a current sale of such securities. Thus, FMO may be unable to capitalize on attractive investment opportunities presented to it unless it has the ability to raise capital on a timely basis. The market value of FMO's Common Shares, however, periodically falls below NAV, which is not uncommon for a closed-end fund. Without approval of a majority of holders of Common Shares of FMO to sell Common Shares at prices below NAV, FMO would be precluded from selling Common Shares to raise capital during periods during which Common Shares are trading at a price below NAV.

The proposed resolution would provide FMO flexibility to raise cash and purchase attractively priced securities. FMO does not anticipate selling Common Shares for a price below NAV unless the Sub-Adviser has identified near-term investment opportunities, that it believes are attractive, and which it believes will lead to a long-term increase in FMO's NAV or the level of FMO's distributions to Shareholders.

To the extent that FMO issues Common Shares in a publicly registered transaction, regardless of whether such Common Shares are sold at a price above or below NAV, the market capitalization and number of publicly tradable Common Shares of FMO will increase, thus affording all holders of Common Shares of FMO the prospects of greater liquidity.

Any issuance and sale of new Common Shares by FMO, whether at, above or below NAV must be approved by the Board. In determining whether or not to sell additional Common Shares at a price below NAV, the Board will have duties to act in the best interest of the Fund and its Shareholders.

Conditions

The Fund will only issue Common Shares at a price below NAV in accordance with the following conditions:

1.  Immediately following each offering of Common Shares, after deducting offering expenses and underwriting fees and commissions, the NAV per share of FMO's Common Shares, as determined at any time within two business days prior to the pricing of the Common Shares to be sold, would not have been diluted by greater than a total of 1% of the NAV per share as a result of such offering. FMO will not be subject to a maximum number of Common Shares that can be sold, a defined minimum sales price per share in any offering, or a maximum number of offerings it can make so long as for each offering the number of Common Shares offered and the price at which such shares are sold together would not result in dilution of the NAV per share of FMO's Common Shares in excess of the 1% limitation described above.

2.  The per share offering price, before deduction of underwriting fees, commissions and offering expenses, will not be less than the NAV per share of FMO's Common Shares, as determined at any time within two business days prior to the pricing of the Common Shares to be sold in the offering.

3.  FMO will only issue Common Shares below NAV if a majority of the Independent Trustees makes a determination that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in the NAV of FMO's Common Shares or the level of FMO's distributions to its Shareholders.

Effects of Sales of Common Shares for a Price Below NAV

Holders of Common Shares of FMO should consider the effect of the issuance of Common Shares at a price below NAV on the NAV per outstanding Common Share. Any sale of Common Shares at a price less than then current NAV would result in a reduction of NAV per outstanding Common Share of FMO of as much as 1%. The 1940 Act establishes a connection between the sales price of a fund's common shares and NAV because when common shares are sold at a price below NAV, the resulting increase in the number of shares is not accompanied by a proportionate increase in the net assets of the fund.

If current holders of Common Shares of FMO either do not purchase any Common Shares in an offering conducted by FMO or do not purchase sufficient Common Shares in such offering to maintain their percentage interest, the voting power of such holders of Common Shares will be diluted, regardless of whether the Common Shares are sold above or below NAV in such offering. Holders of Common Shares of FMO should consider that they have no subscription, preferential or preemptive rights to purchase additional Common Shares of FMO proposed to be authorized for issuance.

The issuance of additional Common Shares will also have an effect on the fees received by the Investment Adviser and the Sub-Adviser. The Investment Adviser is paid an investment advisory fee and the Sub-Adviser is paid a sub-advisory fee each of which are based on FMO's Managed Assets (as defined herein). Any issuance of additional Common Shares by FMO would increase FMO's Managed Assets, which would cause an increase in the gross amount of advisory and sub-advisory fees paid, but would not increase or decrease the advisory fee or sub-advisory fee as a percentage of FMO's Managed Assets. Because their fees are based on Managed Assets of FMO, the Investment Adviser and Sub-Adviser's interest in determining whether to recommend that FMO issue Common Shares for a price below NAV may conflict with the interests of FMO and its Shareholders. However, the Investment Adviser and the Sub-Adviser have committed to waive a portion of their investment advisory fees and sub-advisory fees following any offering of Common Shares in the following manner:

(i)  the Investment Adviser and the Sub-Adviser will waive all investment advisory fees and sub-advisory fees with respect to FMO's assets attributable to newly-issued Common Shares (not including any assets attributable to associated financial leverage) for the first three-month period following any offering of Common Shares; and

(ii)  the Investment Adviser and the Sub-Adviser will waive 50% of investment advisory fees and sub-advisory fees with respect to FMO's assets attributable to newly-issued Common Shares (not including any assets attributable to associated financial leverage) for the second three-month period following any offering of Common Shares.

Shareholder Approval

With respect to Proposal 1, the affirmative vote of a majority of the holders of record of Common Shares of FMO is required. Each holder of Common Shares of FMO will be entitled to one vote on Proposal 1, regardless of the number of Common Shares held. Thus, for the purposes of determining whether a majority of the holders of Common Shares of FMO have approved Proposal 1, the number of Common Shares held by any individual Shareholder will not be relevant.

Board Recommendation

The Board unanimously recommends that Shareholders of FMO vote "FOR" the proposal to allow FMO to sell Common Shares for a net price less than the then-current net asset value per Common Share.

PROPOSAL TWO:  APPROVAL OF NEW SUB-ADVISORY AGREEMENTS

The Sub-Adviser currently serves as investment sub-adviser to each Fund pursuant to an investment sub-advisory agreement among such Fund, the Investment Adviser and the Sub-Adviser (each a "Current Sub-Advisory Agreement"). On April 13, 2007, the Sub-Adviser and Piper Jaffray Companies ("Piper Jaffray") entered into a definitive agreement (the "Transaction Agreement") pursuant to which Piper Jaffrey will acquire the Sub-Adviser (the "Transaction"). The consummation of the Transaction will result in a change of control of the Sub-Adviser and will constitute an assignment, as that term is defined in the 1940 Act, of each Current Sub-Advisory Agreement, thus having the effect of automatically terminating each Current Sub-Advisory Agreement. Accordingly, in order for the Sub-Adviser to continue to serve as investment sub-adviser to the Funds after completion of the Transaction, shareholders of each Fund are being asked to approve a new investment sub-advisory agreement among such Fund, the Investment Adviser and the Sub-Adviser (each a "New Sub-Advisory Agreement"). The terms of the New Sub-Advisory Agreement of each Fund are substantially identical to the terms of the Current Sub-Advisory Agreement of such Fund, differing only in the effective date and length of the initial term. Each New Sub-Advisory Agreement is essentially not a new agreement, but the same agreement with the Sub-Adviser under its new ownership.

The Board carefully considered the matter on behalf of each Fund. The Board, for the reasons discussed below in "Board Considerations," unanimously approved each Fund's New Sub-Advisory Agreement and the Board unanimously recommended that Shareholders of each Fund approve the New Sub-Advisory Agreement for such Fund so that the Sub-Adviser can continue to provide sub-advisory services to each Fund after the Acquisition on substantially the same terms as currently in effect.

Important facts about the Transaction are:

•  The Sub-Adviser will continue to provide investment sub-advisory services to the Funds under the New Sub-Advisory Agreements.

•  The investment advisory agreement between each Fund and the Investment Adviser (each an "Advisory Agreement") will remain in effect following the consummation of the transaction and the advisory fee rate payable by each Fund to the Investment Adviser pursuant to such Fund's Advisory Agreement will remain unchanged.

•  The sub-advisory fee rate payable to the Sub-Adviser by the Investment Adviser under each Fund's Current Sub-Advisory Agreement will not change under such Fund's New Sub-Advisory Agreement.

•  The terms of each Fund's New Sub-Advisory Agreement are substantially identical to the terms of such Fund's Current Sub-Advisory Agreement.

The Transaction

On April 13, 2007, the Sub-Adviser and Piper Jaffray, entered into the Transaction Agreement pursuant to which Piper Jaffrey will acquire the Sub-Adviser for approximately $66 million in cash at the time the transaction closes and future cash consideration based on financial performance. Piper Jaffray plans to seek to enhance the business of the Sub-Adviser through additional product offerings and distribution capability and an expanded client base. Consummation of the Transaction is subject to certain terms and conditions, including, among others, obtaining customary regulatory approvals, the Shareholders of each Fund approving a New Sub-Advisory Agreement and shareholders of certain other funds advised or sub-advised by the Sub-Adviser approving new advisory or sub-advisory agreements.

The current management team of the Sub-Adviser, which consists of Charles Walbrandt, Joseph Gallagher, Wiley Angell, Jim Cunnane, Jr. and Mo Riad, will continue to manage the Sub-Adviser's business. Charles Walbrandt, CEO of the Sub-Adviser, will continue to lead the team and will report to Andrew Duff, chairman and CEO of Piper Jaffray.

Shareholders of the Funds are not being asked to vote on the Transaction. In the event that shareholders of a Fund do not approve a New Sub-Advisory Agreement, the Current Sub-Advisory Agreement of such Fund will continue in effect until the Transaction is complete and the Board will take such actions as it deems to be in the best interests of such Fund.

Piper Jaffray

Piper Jaffray is a leading, international middle-market investment bank and institutional securities firm, serving the needs of middle market corporations, private equity groups, public entities, nonprofit clients and institutional investors. Founded in 1895, Piper Jaffray provides a comprehensive set of products and services, including equity and debt capital markets products; public finance services; mergers and acquisitions advisory services; high-yield and structured products; institutional equity and fixed- income sales and trading; and equity and high-yield research. With headquarters in Minneapolis, Piper Jaffray has 25 offices across the United States and international locations in London and Shanghai. Piper Jaffray & Co. is the firm's principal operating subsidiary.

Current Sub-Advisory Agreements

The Sub-Adviser currently serves as the investment sub-adviser for each Fund pursuant to the Current Sub-Advisory Agreement of such Fund. The Current Sub-Advisory Agreement of FMO was approved by the initial shareholder of FMO on December 17, 2004. The Current Sub-Advisory Agreement of HCE was approved by the initial shareholder of HCE on April 22, 2005. The continuation of each Fund's Current Sub-Advisory Agreement was most recently approved by the Board on October 16, 2006. Each Fund's Current Sub-Advisory Agreement provides for its automatic termination in the event of an assignment, as defined in the 1940 Act. A change in ownership and control of the Sub-Adviser would, therefore, terminate each Fund's Current Sub-Advisory Agreement.

New Sub-Advisory Agreements

Except for a different effective date and the length of the intial term, the terms of each Fund's New Sub-Advisory Agreement, including fees payable to the Sub-Adviser by Investment Adviser thereunder, are substantially identical in all material respects to the terms of the Current Sub-Advisory Agreement. A form of each New Sub-Advisory Agreement is attached hereto as Exhibit A and the description of the New Sub-Advisory Agreements is qualified in its entirety by reference to Exhibit A.

Under the terms of each Fund's New Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with such Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Board and the Investment Adviser. For services rendered by the Sub-Adviser on behalf of each Fund under the New Sub-Advisory Agreement, the Investment Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of such Fund's average daily Managed Assets.

"Managed Assets" of a Fund means the total assets of such Fund, including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage.

Each Fund's New Sub-Advisory Agreement continues from year to year after the intial term if approved annually (i) by the Board or by the holders of a majority of its outstanding voting securities of such Fund and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the New Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Board or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

Each Fund's New Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by such Fund.

As part of each Fund's New Sub-Advisory Agreement, each Fund has agreed that the name "Fiduciary" is the Sub-Adviser's property, and that in the event the Sub-Adviser ceases to act as a sub-adviser to such Fund, such Fund will change its name to one not including "Fiduciary."

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that, when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change of control transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change of control transaction, at least 75% of the investment company's board of directors or trustees must not be "interested persons" (as defined in the 1940 Act) of the investment adviser or predecessor adviser.

Consistent with the first condition of Section 15(f), the Sub-Adviser and Piper Jaffray have agreed that they will use their reasonable best efforts to ensure that there is no "unfair burden" imposed on a Fund as a result of the Transaction. With respect to the second condition of Section 15(f), the Sub-Adviser and Piper Jaffray have agreed that they will use their reasonable best efforts to comply with and cause each Fund to conduct its business to ensure that for a period of three years after the closing of the Transaction at least 75% of the trustees of each Fund will not be "interested persons" (as defined in the 1940 Act) of the Sub-Adviser or Piper Jaffray. Each Fund currently meets this condition.

Board Considerations

Current Sub-Advisory Agreements

On October 16, 2006, the Board, including the Independent Trustees, of each Fund renewed the Current Sub-Advisory Agreement of each Fund. As part of their review process, the Nominating and Governance Committee of the Board, consisting solely of the Independent Trustees (sometimes referred to in this Section as the "Committee"), was represented by independent legal counsel. The Board reviewed materials received from the Investment Adviser, the Sub-Adviser and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of each Fund.

In preparation for their review, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information. The Investment Adviser and the Sub-Adviser provided extensive information in response to the request. Among other information, the Investment Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Investment Adviser and Sub-Adviser and information comparing the investment performance, advisory fees and total expenses of each Fund to other funds, information about the profitability from the Current Sub-Advisory Agreement to the Sub-Adviser and the compliance policies and procedures adopted by the Sub-Adviser.

Based upon its review, the Committee and the Board concluded that it was in the best interest of each Fund to renew such Fund's Current Sub-Advisory Agreement. In reaching this conclusion for each Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

Nature and Quality of Services. With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Board considered the qualifications, experience, good reputation and skills of the Sub-Adviser's portfolio management and other key personnel. The Board reviewed information regarding the Sub-Adviser's financials and ongoing business strategies. The Board of Trustees also considered the Sub-Adviser's success in achieving each Fund's investment objective and, with respect to HCE, noted HCE's distribution of an annualized dividend yield of 8.5% of HCE's initial offering price and, with respect to FMO, noted FMO's distribution of a dividend equivalent to 6.25% of the Fund's initial offering price since inception. The Board concluded that the Sub-Adviser was qualified to provide the services under each Fund's Current Sub-Advisory Agreement.

Investment Performance. With respect to HCE, in evaluating investment performance, the Board reviewed HCE's investment performance on a total return net asset value basis relative to the S&P 500 and CBOE Buy-Write (BXM) indices over relevant time periods along with the Sub-Adviser's efforts in meeting HCE's objective. The Board considered that although HCE's total return was lower than the relevant indices and the peer group of funds during the relevant periods, the period of time being reviewed was relatively short and did not represent a full market cycle. The Board also considered that the Sub-Adviser's management of HCE's portfolio had produced an 8.5% distribution rate consistent with HCE's primary investment objective of income distribution. With respect to the HCE's market price performance, the Board of Trustees noted that HCE's shares were trading at a discount, but not inconsistent with its peer group, and that over the relevant time periods performance based upon a market price total return basis had been positive. The Board concluded that HCE has demonstrated positive absolute performance over a short period of time.

With respect to FMO, in evaluating investment performance, the Board considered that during the reviewed periods, FMO's investment performance on a total return net asset value basis exceeded that of the S&P 500 Index, which is a broad-market equity benchmark, and was within a reasonable range of the performance of the peer group of funds. The Board concluded that the Sub-Adviser's investment performance met expectations. With respect to FMO's market price performance, the Board of Trustees noted that FMO's shares were trading at a slightly larger discount than its peer group, but that over the relevant time periods, performance based upon a market price total return basis had been positive. The Board also considered statements by the Investment Adviser and the Sub-Adviser that FMO's larger discount relative to its peer group was likely due to the fact that FMO was the only fund in the peer group that had not increased its dividend level since FMO's inception. The Board concluded that investment performance had not negatively affected market values.

Fees. With respect to HCE, the Board reviewed the sub-advisory fee paid by the Investment Adviser to the Sub-Adviser and compared it to the fee charged by the Sub-Adviser to other clients. With respect to FMO, the Board reviewed the sub-advisory fee paid by the Investment Adviser to the Sub-Adviser and compared it to the fee charged by the Sub-Adviser to another investment company client that has an energy-related equity securities strategy similar to FMO's for which the Sub-Adviser serves as sub-adviser. In addition, with respect to each Fund, the Board considered the Sub-Adviser's representation that it does not charge a lower advisory or sub-advisory fee to any other client to which it provides comparable services to those it provides to the Funds. The Board concluded that the sub-advisory fee was reasonable.

Profitability. With respect to the costs of services to be provided and profits realized by the Sub-Adviser from its relationship to each Fund, the Board reviewed information regarding the revenues the Sub-Adviser received under each Fund's Current Sub-Advisory Agreement and estimated direct and indirect allocated expenses of the Sub-Adviser in providing services under such Fund's Current Sub-Advisory Agreement and concluded that the profitability was not unreasonable.

Economies of Scale. The Board reviewed the extent to which economies of scale with respect to the sub-advisory services provided to each Fund would be realized as such Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of such Fund's investors. The Board considered the Sub-Adviser's statement that the realization of economies of scale with regard to a closed-end fund is not likely due to the fixed nature of the assets, and that the Sub-Adviser anticipates its expenses relating to providing services to each Fund to increase over the next year. The Board also considered HCE's small size. Given these factors, the Board concluded that each Fund is unlikely to realize any significant economies of scale with respect to the sub-advisory services at the time such Fund's Current Sub-Advisory Agreement was being reviewed.

Other Benefits. The Board considered other benefits derived by the Sub-Adviser from its relationship with each Fund, including the Sub-Adviser's use of soft dollars and the Sub-Adviser's other business relationships with the Investment Adviser. The Board noted that the Sub-Adviser receives indirect benefits in the form of soft dollar arrangements which may or may not be used for the benefit of the Funds and may be used for the benefit of other clients of the Sub-Adviser. The Board concluded that the sub-advisory fees were reasonable, taking into account these benefits.

Overall Conclusions. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each Fund's Current Sub-Agreement continue to be fair and reasonable and that the continuation of each Fund's Current Sub-Advisory Agreement is in the best interests of such Fund.

New Sub-Advisory Agreements

The Board, including the Independent Trustees, of each Fund approved the New Sub-Advisory Agreement of each Fund. The Board reviewed materials received from the Sub-Adviser, Piper Jaffray and independent legal counsel. The Board also had previously received, throughout the year, Board meeting information regarding performance and operating results of each Fund.

In early 2007, the Sub-Adviser informed the Board that it was negotiating a potential sale of a controlling interest in the Sub-Adviser. At the January 24, 2007 meeting of the Board, the Independent Trustees met in executive session to discuss their duties in connection with a potential transaction. The Independent Trustees received a memorandum from independent counsel that addressed their duties in light of the possible change of control of the Sub-Adviser.

On April 13, 2007, the Sub-Adviser announced that it had entered into the Transaction Agreement described above under "—The Transaction." The Board met on April 16, 2007 and discussed the Transaction, including initial discussions with senior executives of the Sub-Adviser and Piper Jaffray. Following their initial consideration of the Transaction, the Committee communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Committee, sent a formal request for information regarding the Transaction to the Sub-Adviser and Piper Jaffray.

On May 2, 2007, the Committee met via telephone independently of the Funds' management and of the interested trustees of the Board to consider the approval of proposed New Sub-Advisory Agreements for the Funds, in connection with the Transaction. As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Sub-Adviser, Piper Jaffray and independent legal counsel.

In considering approval of the New Sub-Advisory Agreements, the Board reviewed information describing the Piper Jaffray organization, information concerning regulatory matters involving Piper Jaffray, financial information of Piper Jaffray and other materials regarding the Transaction and Piper Jaffray provided by the Sub-Adviser and Piper Jaffray. The Committee also noted that on October 16, 2006 the Board most recently renewed the Current Sub-Advisory Agreement with the Sub-Adviser and considered the information provided by the Investment Adviser, the Sub-Adviser and independent legal counsel in connection with that annual review of the Funds' existing investment advisory and the Current Sub-Advisory Agreements and the findings and conclusions reached by the Board based upon that information. At the conclusion of its May 2 meeting, the Committee requested that the Sub-Adviser and Piper Jaffray provide certain additional information and that representatives of Piper Jaffray meet with the Board on May 7, 2007 to respond to questions.

Prior to the Board's May 7, 2007 meeting, the Sub-Adviser and Piper Jaffray provided additional information as requested by the Committee. Representatives of management of the Sub-Adviser and Piper Jaffray met with the Board on May 7 and described the reasons for the Transaction and the plans for the Sub-Adviser's operations following the consummation of the Transaction and responded to questions from the Trustees. The Committee then convened to discuss its conclusions with respect to the New Sub-Advisory Agreements in light of the information provided.

Based upon its review, the Committee concluded that it was in the best interests of the Funds to enter into the New Sub-Advisory Agreements and, accordingly, recommended to the Board of Trustees the approval of the New Sub-Advisory Agreements through the term of the Current Sub-Advisory Agreements.

The Board (including the Independent Trustees) considered the information received at these meetings and the consequences of the Transaction to each Fund, including, among other things:

•  that Piper Jaffray will use its reasonable best efforts to ensure compliance with the provisions of Section 15(f) of the 1940 Act (as described above under "—Section 15(f) of the 1940 Act");

•  that the Transaction is not expected to result in any material change in the investment approach by the Sub-Adviser with respect to each Fund;

•  that there is not expected to be any diminution in the nature, quality and extent of the services provided to each Fund and its shareholders by the Sub-Adviser following the transaction;

•  that each Fund's Advisory Agreement will remain in effect following the consummation of the Transaction and the advisory fee rate payable by each Fund to the Investment Adviser pursuant to such Fund's Advisory Agreement will remain unchanged;

•  that the sub-advisory fee rate payable to the Sub-Adviser by the Investment Adviser under each Fund's Current Sub-Advisory Agreement will not change under such Fund's New Sub-Advisory Agreement;

•  that the Funds would not bear the costs of obtaining shareholder approval of the New Sub-Advisory Agreements; and

•  that the Sub-Adviser and Piper Jaffray would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered.

The Board (including the Independent Trustees) noted that, in previously approving the continuation of the Current Sub-Advisory Agreement for each Fund, the Board had considered numerous factors, as described above, which remain applicable to the evaluation of the New Sub-Advisory Agreements. Based upon its review, the Board concluded that it was in the best interest of each Fund to approve such Fund's New Sub-Advisory Agreement. In reaching this conclusion for each Fund, no single factor was determinative in the Board's analysis, but rather the Board considered a variety of factors.

The Board considered information provided by the Sub-Adviser and Piper Jaffray concerning the Transaction and the proposal for the Sub-Adviser to continue serving as sub-adviser to the Funds under the New Sub-Advisory Agreements. The Board considered that, by entering into the Transaction, Piper Jaffray and the Sub-Adviser expect to benefit from adding complementary business capabilities to their existing operations. The Board noted that, under the proposal, the Sub-Adviser would function as a stand-alone entity with operations largely independent of Piper Jaffray. In addition, the Board noted that it was intended that the same portfolio managers that had managed the Funds' portfolios since the inception of each Fund would continue to manage the Funds' portfolios under the proposed new ownership structure.

With respect to the nature, extent and quality of the services to be provided by the Sub-Adviser under the New Sub-Advisory Agreements, the Board considered the expected impact of the Transaction on the operations, facilities, organization and personnel of the Sub-Adviser, the potential implications of regulatory restrictions on the Funds and the Sub-Adviser following the Transaction and the ability of the Sub-Adviser to perform its duties after the Transaction. The Board considered that the services to be provided and the standard of care under the New Sub-Advisory Agreements are the same as the Current Sub-Advisory Agreements. The Board noted that it was expected that the current portfolio management and compliance personnel employed by the Sub-Adviser would continue to provide the same services to the Funds. The Board also noted the plans to enter into long-term employment agreements with key personnel of the Sub-Adviser in connection with the Transaction and to provide retention benefits to all employees of the Sub-Adviser. The Board considered the qualifications, experience, good reputation and skills of the current portfolio management staff and the Sub-Adviser's expectation to leverage Piper Jaffray's larger organization and resources, including in the areas of distribution and marketing, which were expected to enable the Sub-Adviser to focus its efforts on managing assets. The Board also considered Piper Jaffray's legal and compliance culture and noted that, although Piper Jaffray had experienced certain regulatory problems in the past, most related to either broad industry issues or business segments no longer within the current Piper Jaffray organization. The Board also considered Piper Jaffray's enhanced compliance and training initiatives that are currently in place. Although the Board noted that it is impossible to predict with certainty the impact of the Transaction, it concluded that the Transaction was not expected to adversely affect the nature, quality or extent of the services provided by the Sub-Adviser to the Funds, and that the expected services supported approval of the New Sub-Advisory Agreements.

With respect to the performance of the Funds, the Board considered that the portfolio management personnel currently responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the closing of the Transaction. The Board also considered the Sub-Adviser's representation that the Transaction would allow the Sub-Adviser to be more focused on the portfolio management aspect of its business. The Board concluded that these factors, along with the prior findings of the Board regarding performance, supported approval of the New Sub-Advisory Agreements.

With respect to the proposed sub-advisory fees to be paid to the Sub-Adviser, the Board considered that neither the advisory fees paid by the Funds to the Investment Adviser nor the sub-advisory fees paid by the Investment Adviser to the Sub-Adviser were proposed to change. Taking into consideration the Board's prior evaluation of the sub-advisory fees, the Board concluded that the sub-advisory fees were reasonable.

With respect to the costs of services to be provided and profits to be realized by the Sub-Adviser, the Board noted its recent review of the Sub-Adviser's profitability in connection with the annual renewal of the Current Sub-Advisory Agreements. The Board further noted the Sub-Adviser's representation that it intended to continue to report profitability to the Board on a consistent basis as prior to the Transaction and that it did not expect its level of profitability to significantly change as a result of the Transaction. Based upon these factors, and given no change in the sub-advisory fee, the Board concluded that profitability was not expected to be unreasonable.

The Board considered the potential for economies of scale arising as a result of the Transaction and whether fee levels reflect a reasonable sharing of any such economies of scale for the benefit of each Fund's shareholders. The Board noted the Sub-Adviser's statement that the Transaction was a merger of complementary businesses, rather than an opportunity for supplementary businesses to benefit from economies of scale. The Board also considered the fixed nature of the assets of a closed-end fund, making it unlikely to realize economies of scale. In light of the foregoing, the Board concluded that, at this time, no changes were necessary to the fee structure of the Funds as a result of the Transaction.

The Board considered other benefits to the Sub-Adviser, Piper Jaffray and their affiliates to be derived from their relationships with the Funds. The Board noted that no additional benefits were reported beyond those benefits considered by the Board when the Current Sub-Advisory Agreements were last renewed. Therefore, the Board concluded that the sub-advisory fees continued to be reasonable, taking into account these benefits.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of each of the New Sub-Advisory Agreements were fair and reasonable and that the approval of the New Sub-Advisory Agreements was in the best interests of each Fund.

Shareholder Approval

With respect to Proposal 2, each Fund's New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of such Fund in order to become effective. The "vote of a majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of a Fund entitled to vote thereon present at the Annual Meeting or represented by proxy, provided that the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Fund entitled to vote thereon. The holders of Common Shares of each Fund will have equal voting rights (i.e. one vote per Common Share) with respect to the approval of the New Sub-Advisory Agreement on behalf of such Fund.

Board Recommendation

The Board has approved submitting this proposal to Shareholders of each Fund. The Board, including the Independent Trustees, unanimously recommends that you vote "FOR" the approval of each Fund's New Sub-Advisory Agreement.

PROPOSAL THREE: ELECTION OF TRUSTEES

Each Fund's Common Shares are listed on the NYSE, which requires each Fund to hold a meeting of Shareholders to elect Trustees each fiscal year. Shareholders of each Fund are being asked to elect three Trustees (Joseph E. Gallagher, Jr., Howard H. Kaplan and Ronald A. Nyberg are the nominees) as Class II Trustees to serve until such Fund's 2010 annual meeting of Shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees of FMO and HCE

The Trustees of FMO and HCE are classified into three classes of Trustees: Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board of each of FMO and HCE will be constituted as follows:

CLASS I TRUSTEES

-Randall C. Barnes and Nicholas Dalmaso are the Class I Trustees of each Fund. It is currently anticipated that the Class I Trustees will next stand for election at each Fund's 2009 annual meeting of shareholders.

CLASS II TRUSTEES

-Joseph E. Gallagher, Jr., Howard H. Kaplan and Ronald A. Nyberg are the Class II Trustees of each Fund. Mr. Gallagher, Mr. Kaplan and Mr. Nyberg are standing for election at the Annual Meeting. It is currently anticipated that the Class II Trustees will next stand for election at each Fund's 2010 annual meeting of shareholders.

CLASS III TRUSTEES

-John M. Roeder, Ronald E. Toupin, Jr. and Robert B. Karn III are the Class III Trustees of each Fund. It is currently anticipated that the Class III Trustees will stand for election at each Fund's 2008 annual meeting of shareholders.

Generally, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each Class II Trustee nominee will hold office for three years or until his successor shall have been elected and qualified. The other Trustees of each Fund will continue to serve under their current terms as described above. Each Class II Trustee nominee is currently a Trustee of each Fund. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy "FOR" the election of the Class II Trustees nominees named above. Each Class II Trustee nominee has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Trustees

Certain information concerning the Trustees and officers of each Fund is set forth in the tables below. The "interested" Trustees (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) are indicated below. Independent Trustees are those who are not interested persons of the Funds, the Investment Adviser or the Sub-Adviser and comply with the definition of "independent" (as defined in Rule 10A-3 of the Securities Exchange Act of 1934) (the "Independent Trustees"). The Funds are part of a fund complex (referred to herein as the "Fund Complex") comprised of fourteen closed-end funds, including the Funds, four open-end funds and eighteen exchange-traded funds.

Name, Address(1) and Age	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:

Randall C. Barnes Year of Birth: 1951	Trustee	Trustee of FMO since 2004; Trustee of HCE since 2005	Formerly, Senior Vice President Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	32	None.

Howard H. Kaplan(3) Year of Birth: 1969		Trustee of FMO since 2004; Trustee of HCE since 2005	Principal of Blumenfeld, Kaplan & Sandweiss P.C., a law firm providing legal advice in business law and litigation (1994-present).	2	None.

Robert B. Karn III Year of Birth: 1942		Trustee of FMO since 2004; Trustee of HCE since 2005	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis Office of Arthur Andersen, LLP.	2	Director of Peabody Energy Company, GP, Natural Resource Partners LLC and Kennedy Capital Management, Inc.

Ronald A. Nyberg(3) Year of Birth: 1953	Trustee	Trustee of FMO since 2004; Trustee of HCE since 2005	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	35	None.

(table continued from previous page)

Name, Address(1) and Age	Position(s) Held with Funds	Term of Office and Length of Time Served(2)	Principal Occupation During The Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John M. Roeder Year of Birth: 1943		Trustee of FMO since 2005; Trustee of HCE since 2005	Financial consultant (1999-present). Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management (2005-present). Formerly, Office Managing Partner, Arthur Andersen, LLP (1966-1999).	2	Director, LMI Aerospace.

Ronald E. Toupin, Jr. Year of Birth: 1958	Trustee	Trustee since 2004; Trustee of HCE since 2005	Formerly Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Trusts (1988-1999), each of John Nuveen & Company, Inc. (asset manager) (1982-1999).	32	None.

INTERESTED TRUSTEES:

Nicholas Dalmaso Year of Birth: 1965	Trustee, Chief Legal and Executive Officer, Chief Compliance Officer	Trustee of FMO since 2004; Trustee of HCE since 2005	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Officer of certain funds in the Fund Complex. Formerly, Assistant General Counsel, John Nuveen and Company Inc. (1999-2000). Formerly, Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	35	None.

Joseph E. Gallagher, Jr.†(3) 8112 Maryland Avenue Suite 400 St. Louis, MO 63105 Year of Birth: 1957		Trustee of FMO since 2004; Trustee of HCE since 2005	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the St. Louis Chapter of the National Association for Business Economics. Member of the Board of Directors for the Delta Gamma Center for Children with Visual Impairments and for the Rossman School.	2	None

  †  "Interested person" of FMO and HCE as defined in the 1940 Act. Mr. Dalmaso is an interested person of the Funds because he is an officer of the Investment Adviser and certain of its affiliates. Mr. Gallagher is an interested person of the Funds because he is an officer of the Sub-Adviser.

  (1)  The business address of each Trustee of the Funds is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

  (2)  After a Trustee's initial term, each Trustee is expected to serve a three year term concurrent with the class of Trustees for which he serves.

  (3)  Nominee for election as a Trustee at the Annual Meeting.

Executive Officers

The following information relates to the executive officers of the Funds who are not Trustees. The officers are appointed by the Trustees and serve until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but may also be officers or employees of the Investment Adviser, the Sub-Adviser or affiliates of the Investment Adviser or Sub-Adviser and may receive compensation in such capacities.

OFFICERS: Name, Address(1) and Age	Title	Principal Occupation During the Past Five Years
Steven M. Hill Year of Birth: 1964	Chief Financial Officer, Chief Accounting Officer and Treasurer	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Matthew J. Patterson Year of Birth: 1971	Secretary	Vice President, Assistant General Counsel of Claymore Securities, Inc. (2006- present). Secretary of certain funds in the Fund Complex. Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005- 2006). Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd (2005-2006). Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

Bruce Saxon Year of Birth: 1957	Chief Compliance Officer	Vice President—Fund Compliance Officer of Claymore Advisors, LLC (2006 to present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director—Compliance of Harrisdirect LLC (1999-2003).

James Cunnane, Jr. Year of Birth: 1970	Vice President	Managing Director, Senior Portfolio Manager of Fiduciary Asset Management, LLC.

Jim Howley Year of birth: 1972	Assistant Treasurer	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Melissa J. Nguyen Year of Birth: 1978	Assistant Secretary	Vice President, Assistant General Counsel of Claymore Advisors, LLC. (2005 to present). Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

  (1)  The business address of each Officer of the Funds is 2455 Corporate West Drive, Lisle, Illinois 60532.

Board Committees

The Trustees have determined that the efficient conduct of the Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Trustees or otherwise. Two of the committees of the Board are the Audit Committee and the Nominating and Governance Committee.

Audit Committee. Each Fund's Board has an Audit Committee, which is charged with selecting an independent registered public accountanting firm for each Fund and reviewing accounting matters with such Fund's independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by the NYSE.

The Audit Committee presents the following report on behalf of each Fund:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Indendence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the independence of the the Fund's independent registered public accounting firm and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal period.

The members of each Fund's Audit Committee are Randall C. Barnes, Howard H. Kaplan, Robert B. Karn III, Ronald A. Nyberg, John M. Roeder and Ronald E. Toupin, Jr.

The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on October 13, 2006 (the "Audit Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Funds' Audit Committee Charter is attached hereto as Appendix B.

Nominating Committee. Each Fund's Board has a Nominating and Governance Committee, which is composed of Randall C. Barnes, Howard H. Kaplan, Robert B. Karn III, John M. Roeder, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is "independent" as defined by NYSE listing standards.

The Nominating and Governance Committee is governed by a written charter (the "Nominating and Governance Committee Charter"). In accordance with proxy rules promulgated by the SEC, a fund's nominating committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The Funds' Nominating and Governance Committee Charter is attached hereto as Appendix C.

The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Funds' advisory agreements and other contracts with affiliated service providers. In considering Trustee nominee candidates, the Nominating and Governance Committee requires that Trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): availability and commitment of a candidate to attend meetings and perform the responsibilities of a Trustee, relevant experience, educational background, financial expertise, the candidate's ability, judgment and expertise and overall diversity of the Board's composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to): such Fund's Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board as a Trustee after such person has reached the age of seventy-two (72), unless such person is an "interested person" of such Fund as defined in the 1940 Act. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

The Nominating and Governance Committee will consider Trustee candidates recommended by a Fund's Shareholders. The Committee will consider and evaluate Trustee nominee candidates properly submitted by Shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To have a candidate considered by the Nominating and Governance Committee, a Shareholder must submit the recommendation in writing and must include the information required by the "Procedures for Shareholders to Submit Nominee Candidates," which are set forth as Appendix B to the Nominating and Governance Committee Charter which is attached hereto as Appendix C. Shareholder recommendations must be sent to the relevant Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

The nominees for election at the Annual Meeting currently serve as Trustees of each Fund and were unanimously nominated by the Board and the Nominating and Governance Committee.

Shareholder Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board of Trustees or the Board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the relevant Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

Trustee Beneficial Ownership of Securities

As of May 18, 2007, each Trustees beneficially owned equity securities of each Fund and other funds in the Fund Complex overseen by the Trustee in the dollar range amounts as specified below:

Name of Trustee	Dollar Range of Equity Securities in FMO	Dollar Range of Equity Securities in HCE	Aggregate Dollar Range of Equity Securities Overseen by Trustees in the Fund Complex
Independent Trustees:
Randall C. Barnes	over $100,000	Over $100,000	Over $100,000
Howard H. Kaplan	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Robert B. Karn III	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Ronald A. Nyberg	$10,001-$50,000	$10,001-$50,000	Over $100,000
John M. Roeder	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Ronald E. Toupin, Jr.	0	0	0
Interested Trustees:
Nicholas Dalmaso	0	0	0
Joseph E. Gallagher, Jr.	0	0	0

As of May 18, 2007, each Trustee and the Trustees and officers of FMO as a group owned less than 1% of the outstanding shares of FMO. As of May 18, 2007, each Trustee and the Trustees and officers of HCE as a group owned less than 1% of the outstanding shares of HCE.

Board Meetings

During the Funds' fiscal year ended November 30, 2006, the Board held four meetings, the Audit Committee held two meetings and Nominating and Governance Committee held two meetings. Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Funds' fiscal year ended November 30, 2006. It is each Fund's policy to encourage Trustees to attend annual Shareholders' meetings.

Trustee Compensation

Each Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Investment Adviser, Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board and of any committee of the Board, if any. The following table provides information regarding the compensation of the Funds' Trustees for the Funds' fiscal year ended November 30, 2006. The Funds do not accrue or pay retirement or pension benefits to the Trustees as of the date of this Proxy Statement:

Name of Board Member(1)	Estimated Compensation From FMO	Estimated Compensation From HCE	Estimated Total Compensation From the Fund Complex
Randall C. Barnes	$21,500	$21,500	$210,375
Howard H. Kaplan	$21,500	$21,500	$43,000
Robert B. Karn III	$23,000	$23,000	$46,000
Ronald A. Nyberg	$23,000	$23,000	$311,000
John M. Roeder	$21,500	$21,500	$43,000
Ronald E. Toupin, Jr.	$21,500	$21,500	$263,500

(1)  Trustees not eligible for compensation are not included in the above table.

With respect to each of FMO and HCE, the affirmative vote of a majority of the Common Shares of such Fund present at the Annual Meeting at which a quorum is present is necessary to approve Proposal 3. The holders of Common Shares of each Fund will have equal voting rights (i.e. one vote per Common Share) with respect to the election of Trustees of such Fund.

Board Recommendation

The Board of each Fund, including the Independent Trustees, unanimously recommends that you vote "FOR ALL" of the Trustee nominees listed in the Proxy Statement.

Further Information About Voting and the Annual Meeting

Information regarding how to vote via telephone is included on the enclosed proxy card.

Each Fund's Agreement and Declaration of Trust requires the presence of a quorum for each matter to be acted upon at the Annual Meeting. Votes withheld and abstentions will be counted as present for quorum purposes. "Broker non-votes" (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will not be counted as Shares present for quorum purposes with respect to such matters. With respect to Proposal 1, assuming the presence of a quorum, votes withheld, abstentions and broker non-votes will have the same effect as a vote against the Proposal. With respect to Proposal 2, assuming the presence of a quorum, votes withheld, abstentions and broker non-votes will have the same effect as a vote against the Proposal. With respect to Proposal 3, assuming the presence of a quorum, votes withheld and abstentions will have the same effect as a vote against the Proposal and broker non-votes will have no effect on the outcome of the vote on the Proposal.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If no specification is made on a proxy card, it will be voted FOR the proposals specified on the proxy card. Shareholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Funds, by delivering a subsequently dated proxy prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board has fixed the close of business on May 18, 2007 as the record date for the determination of Shareholders of each Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Funds on that date will be entitled to one vote on each of Proposal 2 and Proposal 3 to be voted on by such Fund for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. Each holder of Common Shares of FMO on that date will be entitled to one vote on Proposal 1, regardless of the number of Common Shares held.

Investment Adviser and Sub-Adviser

Claymore Advisors, LLC, a wholly owned subsidiary of Claymore Group, Inc., acts as each Fund's investment adviser. As of March 31, 2007, Claymore entities have provided supervision, management, servicing or distribution on approximately $16.0 billion in assets through closed-end funds, unit investment trusts, mutual funds, separately managed accounts and exchange-traded funds. Claymore is located at 2455 Corporate West Drive, Lisle, Illinois 60532.

Fiduciary Asset Management, LLC acts as each Fund's investment sub-adviser and is responsible for making investment decisions with respect to the investment of the Fund's assets. Fiduciary is located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105. Fiduciary manages a wide range of institutional products and currently supervises and manages approximately $17.3 billion in assets.

Administrator

Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois, 60532, serves as each Fund's administrator.

Independent Registered Public Accounting Firm

Ernst & Young LLP ("E&Y") has been selected as the independent auditor by the Audit Committee of each Fund and approved by a majority of each Fund's Board, including a majority of the Independent Trustees, to audit the accounts of each Fund for and during each Fund's fiscal year ended in 2006 and fiscal year ending in 2007. The Funds do not know of any direct or indirect financial interest of E&Y in the Funds.

Representatives of E&Y will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Audit Fees

The aggregate fees billed to each Fund by E&Y for professional services rendered for the audit of each Fund's annual financial statements for each Fund's two most recent fiscal years were in the following amounts:

	2006 Fiscal Year	2005 Fiscal Year
FMO	$53,000	$50,000	(1)
HCE	$33,000	$30,000	(2)

(1)  Initial fiscal period from December 28, 2004 (inception of FMO) through November 30, 2005.

(1)  Initial fiscal period from April 29, 2005 (inception of HCE) through November 30, 2005.

Audit-Related Fees

The aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for assurance and related services reasonably related to the performance of the audit of such Fund's annual financial statements (which fees relate to services rendered, and out of pocket expenses incurred, in connection with such Fund's registration statements, comfort letters and consents) for each Fund's two most recent fiscal years were in the following amounts:

	2006 Fiscal Year	2005 Fiscal Year
FMO	$0	$0	(1)
HCE	$0	$0	(2)

(1)  Initial fiscal period from December 28, 2004 (inception of FMO) through November 30, 2005.

(1)  Initial fiscal period from April 29, 2005 (inception of HCE) through November 30, 2005.

E&Y did not perform any other assurance and related services that were required to be approved by the Funds' Audit Committee for such period.

Tax Fees

The aggregate fees billed by E&Y and approved by the Audit Committee of each Fund for professional services rendered for tax compliance, tax advice and tax planning (which fees relate to tax services provided by E&Y in connection with the Funds' excise tax calculations and review of the Funds' tax returns) for each Fund's two most recent fiscal years were in the following amounts:

	2006 Fiscal Year	2005 Fiscal Year
FMO	$21,450	$10,000	(1)
HCE	$6,000	$5,000	(2)

(1)  Initial fiscal period from December 28, 2004 (inception of FMO) through November 30, 2005.

(1)  Initial fiscal period from April 29, 2005 (inception of HCE) through November 30, 2005.

E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Funds' Audit Committee for such period.

All Other Fees

The aggregate fees billed by E&Y for products and services, other than those services described above, for each Fund's two most recent fiscal years were in the following amounts:

	2006 Fiscal Year	2005 Fiscal Year
FMO	$0	$0	(1)
HCE	$0	$0	(2)

(1)  Initial fiscal period from December 28, 2004 (inception of FMO) through November 30, 2005.

(1)  Initial fiscal period from April 29, 2005 (inception of HCE) through November 30, 2005.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by E&Y for services rendered to each Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to such Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of such Fund for each Fund's two most recent fiscal years were in the following amounts:

	2006 Fiscal Year	2005 Fiscal Year
FMO	$0	$0	(1)
HCE	$0	$0	(2)

(1)  Initial fiscal period from December 28, 2004 (inception of FMO) through November 30, 2005.

(1)  Initial fiscal period from April 29, 2005 (inception of HCE) through November 30, 2005.

Audit Committee's Pre-Approval Policies and Procedures

As noted above, the Audit Committee is governed by the Audit Committee Charter, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. The Audit Committee Charter is attached hereto as Appendix B. The Audit Committee of each Fund has approved all audit and non-audit services provided by E&Y to such Fund, and all non-audit services provided by E&Y to the Investment Adviser, or any entity controlling, controlled by, or under common control with the Investment Adviser that provides ongoing services to such Fund which are related to the operations of such Fund.

None of the services described above for each Fund's two most recent fiscal years were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

As of May 18, 2007, to the knowledge of FMO, no person beneficially owned more than 5% of the voting securities of any class of securities of FMO[, except as set forth below.] As of May 18, 2007, to the knowledge of HCE, no person beneficially owned more than 5% of the voting securities of any class of securities of HCE [, except as set forth below.]

Financial Statements and Other Information

Each Fund will furnish, without charge, a copy of such Fund's most recent Annual Report and Semi-Annual Report to any Shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (888) 991-0091.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require each Fund's officers and Trustees, certain officers of such Fund's investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's shares to file certain reports of ownership ("Section 16 filings") with the SEC and the New York Stock Exchange. Based upon each Fund's review of the copies of such forms effecting the Section 16 filings received by it, each Fund believes that for such Fund's fiscal year ended November 30, 2006, all filings applicable to such persons were completed and filed in a timely manner, except as follows: [ ].

Privacy Principles of the Fund

The Funds are committed to maintaining the privacy of Shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their Shareholders, although certain non-public personal information of Shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about Shareholders or former Shareholders to anyone, except as permitted by law or as is necessary in order to service Shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about Shareholders to employees of the Investment Adviser with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of its Shareholders.

Deadline for Shareholder Proposals

Shareholder proposals intended for inclusion in the Funds' proxy statement in connection with the Funds' 2008 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") must be received by the Funds at the Funds' principal executive offices by [ ], 2008. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Funds at the Funds' principal executive offices not later than [ ], 2008.

Expenses of Proxy Solicitation

The cost of soliciting proxies will be borne by the Funds and such costs will be allocated between the Funds based upon each Fund's relative net assets. Proxy solicitation costs with regard to Proposal 1 will be borne by the Investment Adviser and the Sub-Adviser. Proxy solicitation costs with regard to Proposal 2 will be borne by the Sub-Adviser. The Funds have retained [ ] as their proxy solicitor and will pay its customary fee of approximately $[ ] plus the reimbursement of reasonable out-of-pocket expenses. Certain officers of the Funds and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Funds for such out-of-pocket expenses.

Other Matters

The management of each Fund knows of no other matters that are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

/s/ Nicholas Dalmaso

NICHOLAS DALMASO
Trustee, Chief Legal and Executive Officer

May [ ], 2007

APPENDIX A

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
FORM OF NEW SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement") dated as of July [•], 2007, among Fiduciary/Claymore MLP Opportunity Fund, a Delaware statutory trust (the "Trust"), Claymore Advisors, LLC, a Delaware limited liability company (the "Investment Adviser"), and Fiduciary Asset Management, LLC, a Missouri limited liability company (the "Investment Sub-Adviser").

WHEREAS, the Investment Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Trust Assets (defined below);

WHEREAS, the investment advisory agreement between the Investment Adviser and the Trust dated as of December 22, 2004 (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Investment Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

WHEREAS, the Investment Adviser wishes to retain the Investment Sub-Adviser to provide certain sub-advisory services;

WHEREAS, the Investment Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Investment Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. APPOINTMENT. The Investment Adviser hereby appoints the Investment Sub-Adviser to act as a sub-adviser with respect to the Trust as set forth in this Agreement and the Investment Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2. SERVICES OF THE INVESTMENT SUB-ADVISER. Subject to the succeeding provisions of this section, the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, the Investment Sub-Adviser will perform certain of the day-to-day operations of the Trust which may include one or more of the following services at the request of the Investment Adviser: (i) managing the investment and reinvestment of the Trust Assets in accordance with the investment policies of the Trust; (ii) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets for the Trust; (iii) providing investment research and credit analysis concerning the Trust Assets; (v) placing orders for purchases and sales of Trust Assets, (vi) maintaining the books and records as are required to support Trust investment operations, (vii) monitoring on a daily basis the investment activities and portfolio holdings relating to the Trust, and (viii) voting proxies relating to the Trust's portfolio securities in accordance with the proxy voting policies and procedures of the Investment Sub-Adviser. At the request of the Investment Adviser, the Investment Sub-Adviser will also, subject to the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, consult with the Investment Adviser as to the overall management of the Trust Assets and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and elements (e.g., form, amount and costs) relating to such financial leverage and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith, and will perform any of the services described in the Investment Advisory Agreement. In addition, the Investment Sub-Adviser will keep the Trust and the Investment Adviser informed of developments materially affecting the Trust and shall, upon request, furnish to the Trust all information relevant to such developments. The Investment Sub-Adviser will periodically communicate to the Investment Adviser, at such times as the Investment Adviser may direct, information concerning the purchase and sale of securities for the Trust, including: (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement. The Investment Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Trust's investment objective, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2 and the resolutions of the Trust's Board of Trustees. The Trust shall maintain its books and records, and the Investment Sub-Adviser shall have no responsibility with respect thereto, other than its obligations under the 1940 Act, the Advisers Act or other applicable law. In addition, the Investment Sub-Adviser may, to the extent permitted by the 1940 Act, the Advisers Act and other applicable law, aggregate purchase and sale orders being made simultaneously for other accounts managed by the Investment Sub-Adviser or its affiliates and allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Trust and other accounts in an equitable manner.

3. COVENANTS. In the performance of its duties under this Agreement, the Investment Sub-Adviser:

(a) shall at all times comply and act in accordance with: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions of the Trust as set forth in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2; and (v) any policies, determinations and/or resolutions of the Board of Trustees of the Trust or the Investment Adviser;

(b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Investment Sub-Adviser will obtain the best price and the most favorable execution of its orders. In placing orders, the Investment Sub-Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Investment Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Investment Adviser or the Investment Sub-Adviser, as the case may be. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Adviser and the Investment Sub-Adviser to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Investment Adviser, the Investment Sub-Adviser or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(c) maintain books and records with respect to the Trust's securities transactions and render to the Investment Adviser and the Trust's Board of Trustees such periodic and special reports as they may reasonably request; and

(d) treat confidentially and as proprietary information of the Trust all non-public records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder.

4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Investment Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Investment Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that any of the foregoing activities are consistent with applicable law and the Investment Sub-Adviser's fiduciary obligations to the Trust.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Investment Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. AGENCY CROSS TRANSACTIONS. From time to time, the Investment Sub-Adviser or brokers or dealers affiliated with the Investment Sub-Adviser may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Investment Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Investment Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where a Investment Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Investment Sub-Adviser or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Investment Sub-Adviser's part regarding the Advisory client. The SEC has adopted a rule under the Advisers Act which permits a Investment Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the Advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Investment Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account, consistent with any policies and procedures that may be adopted by the Board of Trustees of the Trust, and this Agreement shall constitute executed, written consent of the Trust for the Investment Sub-Adviser engaging in agency cross transactions. The Trust may revoke its consent at any time by written notice to the Investment Sub-Adviser.

7. EXPENSES. During the term of this Agreement, the Investment Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred by the Investment Sub-Adviser in connection with their duties hereunder and shall bear the costs of any salaries or trustees, fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Investment Sub-Adviser. The Investment Sub-Adviser shall not be responsible for any expenses of the Investment Adviser or the Trust not specifically set forth in this Section 8 or otherwise in any written agreement between the Investment Sub-Adviser and the Trust or the Investment Adviser, as the case may be.

8. COMPENSATION.

(a) The Investment-Advisor agrees to pay to the Investment Sub-Adviser and the Investment Sub-Adviser agrees to accept as full compensation for all services rendered by the Investment Sub-Adviser as such, a monthly fee (the "Investment Management Fee") payable in arrears at an annual rate equal to 0.50% of the average daily value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

(b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

9. CERTAIN INFORMATION. The Investment Sub-Adviser shall promptly notify the Investment Adviser in writing of the occurrence of any of the following events: (a) the Investment Sub-Adviser failing to be registered as an investment adviser under the Advisers Act, (b) the Investment Sub-Adviser having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) the occurrence of any change in control of the Investment Sub-Adviser or any parent of the Investment Sub-Adviser within the meaning of the 1940 Act, or (d) the occurrence of any material adverse change in the business or financial position of the Investment Sub-Adviser.

10. LIMITATION ON LIABILITY.

(a) The Investment Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or by the Trust (or their respective agents) in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) The Trust may, but shall not be required to, make advance payments to the Investment Sub-Adviser in connection with the expenses of the Investment Sub-Adviser in defending any action with respect to which damages or equitable relief might be sought against the Investment Sub-Adviser under this Section (which payments shall be reimbursed to the Trust by the Investment Sub-Adviser as provided below) if the Trust receives (i) a written affirmation of the Investment Sub-Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Investment Sub-Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Investment Sub-Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Investment Sub-Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Investment Sub-Adviser shall provide a security for such Investment Sub-Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reasonable belief that the Investment Sub-Adviser ultimately will be found not to be liable under this Section.

11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue (unless terminated automatically as set forth below) in effect until December 21, 2007. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust, without the payment of any penalty, upon giving the Investment Sub-Adviser 60 days' notice (which notice may be waived by the Investment Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Investment Sub-Adviser on 60 days' written notice (which notice may be waived by the Trust), and will terminate automatically upon any termination of the Investment Advisory Agreement between the Trust and the Investment Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

15. USE OF THE NAME FIDUCIARY. The Investment Sub-Adviser has consented to the use by the Trust of the name or identifying word "Fiduciary" in the name of the Trust. Such consent is conditioned upon the employment of the Investment Sub-Adviser as the investment sub-adviser to the Trust. The names or identifying words "Fiduciary" may be used from time to time in other connections and for other purposes by the Investment Sub-Adviser and any of its affiliates. The Investment Sub-Adviser may require the Trust to cease using "Fiduciary" in the name of the Trust if the Trust or the Investment Adviser ceases to employ, for any reason, the Investment Sub-Adviser, any successor thereto or any affiliate thereof as investment sub-adviser of the Trust.

16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or other wise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

17. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

CLAYMORE ADVISORS, LLC

By:
Nicholas Dalmaso
Senior Managing Director and
General Counsel

FIDUCIARY ASSET MANAGEMENT, LLC

By:
Joseph E. Gallagher
Chief Operating Officer

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

By:
Matthew J. Patterson
Secretary

FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
FORM OF NEW SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement") dated as of July [•], 2007, among Fiduciary/Claymore Dynamic Equity Fund, a Delaware statutory trust (the "Trust"), Claymore Advisors, LLC, a Delaware limited liability company (the "Investment Adviser"), and Fiduciary Asset Management, LLC, a Missouri limited liability company (the "Investment Sub-Adviser").

WHEREAS, the Investment Adviser has agreed to furnish investment management and advisory services to the Trust, a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") with respect to the Trust Assets (defined below);

WHEREAS, the investment advisory agreement between the Investment Adviser and the Trust dated as of April 26, 2005 (such agreement or the most recent successor agreement between such parties relating to advisory services to the Trust is referred to herein as the "Investment Advisory Agreement") contemplates that the Investment Adviser may sub-contract investment advisory services with respect to the Trust to a sub-adviser(s) pursuant to a sub-advisory agreement(s) agreeable to the Trust and approved in accordance with the provisions of the 1940 Act;

WHEREAS, the Investment Adviser wishes to retain the Investment Sub-Adviser to provide certain sub-advisory services;

WHEREAS, the Investment Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, this Agreement has been approved in accordance with the provisions of the 1940 Act, and the Investment Sub-Adviser is willing to furnish such services upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the mutual premises and covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

1. APPOINTMENT. The Investment Adviser hereby appoints the Investment Sub-Adviser to act as a sub-adviser with respect to the Trust as set forth in this Agreement and the Investment Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2. SERVICES OF THE INVESTMENT SUB-ADVISER. Subject to the succeeding provisions of this section, the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, the Investment Sub-Adviser will perform certain of the day-to-day operations of the Trust which may include one or more of the following services at the request of the Investment Adviser: (i) managing the investment and reinvestment of the Trust Assets in accordance with the investment policies of the Trust; (ii) arranging, subject to the provisions of paragraph 3 hereof, for the purchase and sale of securities and other assets for the Trust; (iii) providing investment research and credit analysis concerning the Trust Assets; (v) placing orders for purchases and sales of Trust Assets, (vi) maintaining the books and records as are required to support Trust investment operations, (vii) monitoring on a daily basis the investment activities and portfolio holdings relating to the Trust, and (viii) voting proxies relating to the Trust's portfolio securities in accordance with the proxy voting policies and procedures of the Investment Sub-Adviser. At the request of the Investment Adviser, the Investment Sub-Adviser will also, subject to the oversight and supervision of the Investment Adviser and the direction and control of the Trust's Board of Trustees, consult with the Investment Adviser as to the overall management of the Trust Assets and the investment policies and practices of the Trust, including (but not limited to) the use by the Trust of financial leverage and elements (e.g., form, amount and costs) relating to such financial leverage and the utilization by the Trust of any interest rate or other hedging or risk management transactions in connection therewith, and will perform any of the services described in the Investment Advisory Agreement. In addition, the Investment Sub-Adviser will keep the Trust and the Investment Adviser informed of developments materially affecting the Trust and shall, upon request, furnish to the Trust all information relevant to such developments. The Investment Sub-Adviser will periodically communicate to the Investment Adviser, at such times as the Investment Adviser may direct, information concerning the purchase and sale of securities for the Trust, including: (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale is effected, (iv) the CUSIP number of the instrument, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Investment Advisory Agreement. The Investment Sub-Adviser will provide the services rendered by it under this Agreement in accordance with the Trust's investment objective, policies and restrictions (as currently in effect and as they may be amended or supplemented from time to time) as stated in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2 and the resolutions of the Trust's Board of Trustees. The Trust shall maintain its books and records, and the Investment Sub-Adviser shall have no responsibility with respect thereto, other than its obligations under the 1940 Act, the Advisers Act or other applicable law. In addition, the Investment Sub-Adviser may, to the extent permitted by the 1940 Act, the Advisers Act and other applicable law, aggregate purchase and sale orders being made simultaneously for other accounts managed by the Investment Sub-Adviser or its affiliates and allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Trust and other accounts in an equitable manner.

3. COVENANTS. In the performance of its duties under this Agreement, the Investment Sub-Adviser:

(a) shall at all times comply and act in accordance with: (i) the provisions of the 1940 Act and the Advisers Act and all applicable Rules and Regulations of the Securities and Exchange Commission (the "SEC") thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust, as such documents are amended from time to time; (iv) the investment objectives, policies and restrictions of the Trust as set forth in the Trust's Prospectus filed with the SEC as part of the Trust's Registration Statement on Form N-2; and (v) any policies, determinations and/or resolutions of the Board of Trustees of the Trust or the Investment Adviser;

(b) will place orders either directly with the issuer or with any broker or dealer. Subject to the other provisions of this paragraph, in placing orders with brokers and dealers, the Investment Sub-Adviser will obtain the best price and the most favorable execution of its orders. In placing orders, the Investment Sub-Adviser will consider the experience and skill of the firm's securities traders as well as the firm's financial responsibility and administrative efficiency. Consistent with this obligation, the Investment Sub-Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Trust and other clients of the Investment Adviser or the Investment Sub-Adviser, as the case may be. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Sub-Adviser hereunder. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Sub-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Adviser and the Investment Sub-Adviser to the Trust and their other clients and that the total commissions paid by the Trust will be reasonable in relation to the benefits to the Trust over the long-term. In no instance, however, will the Trust's securities be purchased from or sold to the Investment Adviser, the Investment Sub-Adviser or any affiliated person thereof, except to the extent permitted by the SEC or by applicable law;

(c) maintain books and records with respect to the Trust's securities transactions and render to the Investment Adviser and the Trust's Board of Trustees such periodic and special reports as they may reasonably request; and

(d) treat confidentially and as proprietary information of the Trust all non-public records and other information relative to the Trust, and the Trust's prior, current or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder.

4. SERVICES NOT EXCLUSIVE. Nothing in this Agreement shall prevent the Investment Sub-Adviser or any officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Investment Sub-Adviser or any of its officers, employees or agents from buying, selling or trading any securities for their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that any of the foregoing activities are consistent with applicable law and the Investment Sub-Adviser's fiduciary obligations to the Trust.

5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Investment Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. AGENCY CROSS TRANSACTIONS. From time to time, the Investment Sub-Adviser or brokers or dealers affiliated with the Investment Sub-Adviser may find themselves in a position to buy for certain of their brokerage clients (each an "Account") securities which the Investment Sub-Adviser's investment advisory clients wish to sell, and to sell for certain of their brokerage clients securities which advisory clients wish to buy. Where one of the parties is an advisory client, the Investment Sub-Adviser or the affiliated broker or dealer cannot participate in this type of transaction (known as a cross transaction) on behalf of an advisory client and retain commissions from both parties to the transaction without the advisory client's consent. This is because in a situation where a Investment Sub-Adviser is making the investment decision (as opposed to a brokerage client who makes his own investment decisions), and the Investment Sub-Adviser or an affiliate is receiving commissions from one or both sides of the transaction, there is a potential conflicting division of loyalties and responsibilities on the Investment Sub-Adviser's part regarding the Advisory client. The SEC has adopted a rule under the Advisers Act which permits a Investment Sub-Adviser or its affiliates to participate on behalf of an Account in agency cross transactions if the Advisory client has given written consent in advance. By execution of this Agreement, the Trust authorizes the Investment Sub-Adviser or its affiliates to participate in agency cross transactions involving an Account, consistent with any policies and procedures that may be adopted by the Board of Trustees of the Trust, and this Agreement shall constitute executed, written consent of the Trust for the Investment Sub-Adviser engaging in agency cross transactions. The Trust may revoke its consent at any time by written notice to the Investment Sub-Adviser.

7. EXPENSES. During the term of this Agreement, the Investment Sub-Adviser will bear all costs and expenses of its employees and any overhead incurred by the Investment Sub-Adviser in connection with their duties hereunder and shall bear the costs of any salaries or trustees, fees of any officers or trustees of the Trust who are affiliated persons (as defined in the 1940 Act) of the Investment Sub-Adviser. The Investment Sub-Adviser shall not be responsible for any expenses of the Investment Adviser or the Trust not specifically set forth in this Section 8 or otherwise in any written agreement between the Investment Sub-Adviser and the Trust or the Investment Adviser, as the case may be.

8. COMPENSATION.

(a) The Investment-Advisor agrees to pay to the Investment Sub-Adviser and the Investment Sub-Adviser agrees to accept as full compensation for all services rendered by the Investment Sub-Adviser as such, a monthly fee (the "Investment Management Fee") payable in arrears at an annual rate equal to 0.50% of the average daily value of the Trust's Managed Assets. "Managed Assets" means the total assets of the Trust (including the assets attributable to the proceeds from any financial leverage) minus the sum of the accrued liabilities (other than the aggregate indebtedness constituting financial leverage). The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust. For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

(b) For purposes of this Agreement, the total assets of the Trust shall be calculated pursuant to the procedures adopted by resolutions of the Trustees of the Trust for calculating the value of the Trust's assets or delegating such calculations to third parties.

9. CERTAIN INFORMATION. The Investment Sub-Adviser shall promptly notify the Investment Adviser in writing of the occurrence of any of the following events: (a) the Investment Sub-Adviser failing to be registered as an investment adviser under the Advisers Act, (b) the Investment Sub-Adviser having been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) the occurrence of any change in control of the Investment Sub-Adviser or any parent of the Investment Sub-Adviser within the meaning of the 1940 Act, or (d) the occurrence of any material adverse change in the business or financial position of the Investment Sub-Adviser.

10. LIMITATION ON LIABILITY.

(a) The Investment Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser or by the Trust (or their respective agents) in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) The Trust may, but shall not be required to, make advance payments to the Investment Sub-Adviser in connection with the expenses of the Investment Sub-Adviser in defending any action with respect to which damages or equitable relief might be sought against the Investment Sub-Adviser under this Section (which payments shall be reimbursed to the Trust by the Investment Sub-Adviser as provided below) if the Trust receives

(i) a written affirmation of the Investment Sub-Adviser's good faith belief that the standard of conduct necessary for the limitation of liability in this Section has been met and (ii) a written undertaking to reimburse the Trust whether or not the Investment Sub-Adviser shall be deemed to have liability under this Section, such reimbursement to be due upon (1) a final decision on the merits by a court or other body before whom the proceeding was brought as to whether or not the Investment Sub-Adviser is liable under this Section or (2) in the absence of such a decision, upon the request of the Investment Sub-Adviser for reimbursement by a majority vote of a quorum consisting of trustees of the Trust who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"). In addition, at least one of the following conditions must be met: (A) the Investment Sub-Adviser shall provide a security for such Investment Sub-Adviser undertaking, (B) the Trust shall be insured against losses arising by reason of any lawful advance, or (C) a majority of a quorum of the Disinterested Non-Party Trustees of the Trust or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reasonable belief that the Investment Sub-Adviser ultimately will be found not to be liable under this Section.

11. DURATION AND TERMINATION. This Agreement shall become effective as of the date hereof and shall continue (unless terminated automatically as set forth below) in effect until December 21, 2007. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Trust for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (a) the vote of a majority of the Trust's Board of Trustees or a vote of a majority of the outstanding voting securities of the Trust at the time outstanding and entitled to vote and (b) by the vote of a majority of the Trustees, who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Trust, without the payment of any penalty, upon giving the Investment Sub-Adviser 60 days' notice (which notice may be waived by the Investment Sub-Adviser), provided that such termination by the Trust shall be directed or approved by the vote of a majority of the Trustees of the Trust in office at the time or by the vote of the holders of a majority of the voting securities of the Trust at the time outstanding and entitled to vote, or by the Investment Sub-Adviser on 60 days' written notice (which notice may be waived by the Trust), and will terminate automatically upon any termination of the Investment Advisory Agreement between the Trust and the Investment Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meanings of such terms in the 1940 Act.)

12. NOTICES. Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

13. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act.

14. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the 1940 Act.

15. USE OF THE NAME FIDUCIARY. The Investment Sub-Adviser has consented to the use by the Trust of the name or identifying word "Fiduciary" in the name of the Trust. Such consent is conditioned upon the employment of the Investment Sub-Adviser as the investment sub-adviser to the Trust. The names or identifying words "Fiduciary" may be used from time to time in other connections and for other purposes by the Investment Sub-Adviser and any of its affiliates. The Investment Sub-Adviser may require the Trust to cease using "Fiduciary" in the name of the Trust if the Trust or the Investment Adviser ceases to employ, for any reason, the Investment Sub-Adviser, any successor thereto or any affiliate thereof as investment sub-adviser of the Trust.

16. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or other wise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of the parties hereto and their respective successors.

17. COUNTERPARTS. This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original counterpart, and all of which, together, shall constitute one Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers designated below as of the day and year first above written.

CLAYMORE ADVISORS, LLC

By:
Nicholas Dalmaso
Senior Managing Director and
General Counsel

FIDUCIARY ASSET MANAGEMENT, LLC

By:
Joseph E. Gallagher
Chief Operating Officer

FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND

By:
Matthew J. Patterson
Secretary

APPENDIX B

AUDIT COMMITTEE CHARTER

I.  PURPOSE

The Audit Committee is a committee of the Board of the Trust (see Appendix A for a list of funds that have approved this Audit Committee Charter). Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

The Audit Committee serves as an independent and objective party to monitor the Trust's accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Trust's financial statements; (2) the Trust's compliance with legal and regulatory requirements; (3) the independent auditors' qualifications and independence; and (4) the performance of the Trust's independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management, the personnel responsible for internal audit functions and the Board.

•  Trust management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

•  The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Trust's accounting, reporting and internal control practices.

The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust's financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.  COMPOSITION

The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

•  he or she is not an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940; and

•  he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust (except in the capacity as a Board or committee member).

Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an "audit committee financial expert" as defined in Form N-CSR. The Audit Committee will submit such determination to the Board for its final determination.

The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

No member of the Audit Committee shall serve on the audit committee of three or more public companies (or three or more investment company complexes) in addition to his or her service on the Audit Committee of the Trust (excluding service on the audit committees of other funds in the fund complex), unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee.

III.  MEETINGS

The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

As part of its job to foster open communication, the Audit Committee shall meet annually with senior Trust management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

A.  Charter

  Review this Charter, annually, and recommend changes, if any, to the Board.

B.  Internal Controls

1.  Review, annually, with Trust management and the independent auditors:

  (a)  the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Trust management personnel responsible for accounting and financial reporting; and

  (b)  their separate evaluation of the adequacy and effectiveness of the Trust's system of internal controls, including those of the Trust's service providers.

2.  Review, with Trust management and the independent auditors:

  (a)  the Trust's plan related to the Trust's systems for accounting, reporting and internal controls;

  (b)  the responsibilities, resources and staffing with respect to the activities in IV.B.2.(a) above; and

  (c)  any significant audit findings or recommendations related to the Trust's systems for accounting, reporting and internal controls and Trust management's response.

3.  Monitor procedures for the receipt, retention and treatment of complaints received by the Trust and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and trustees of the Trust or employees of the Adviser, underwriter and any provider of accounting-related services to the Trust of concerns regarding questionable accounting or auditing matters.

4.  Review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities, and the frequency and magnitude of pricing errors.

C.  Independent Auditors

1.  Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

2.  Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

  (a)  The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

3.  Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

  (a)  The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

4.  On an annual basis, request, receive in writing and review a report by the independent auditors describing:

  (a)  the independent auditors' internal quality-control procedures;

  (b)  any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

  (c)  all relationships between the independent auditors and the Trust, so as to assess the auditors' independence, including identification of all relationships the independent auditors have with the Trust and all significant relationships the independent auditors have with the Adviser (and any "control affiliate" of the Adviser) and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors' independence required by Independence Standards Board Standard No. 1 and compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X).

  In assessing the auditors' independence, the Audit Committee shall take into account the opinions of Trust management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

5.  On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

6.  On an annual basis, meet with the independent auditors and Trust management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

7.  Review the management letter prepared by the independent auditors and Trust management's response.

D.  Financial Reporting Processes

1.  If the Trust is a listed closed-end investment company,

  (a)  Review with Trust management and the independent auditors, the Trust's audited financial statements and recommend to the Board, if appropriate, that the audited financial statements be included in the Trust's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

  (b)  Review with Trust management and the independent auditors the Trust's semi-annual financial statements.

  (c)  Review the Trust's policy and procedures with respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies.

2.  Review with Trust management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standards No. 61, including:

  •  the independent auditors' judgments about the quality, and not just the acceptability, of the Trust's accounting principles as applied in its financial reporting;

  •  the process used by Trust management in formulating estimates and the independent auditors' conclusions regarding the reasonableness of those estimates;

  •  all significant adjustments arising from the audit, whether or not recorded by the Trust;

  •  when the independent auditors are aware that Trust management has consulted with other accountants about significant accounting and auditing matters, the independent auditors' views about the subject of the consultation;

  •  any disagreements with Trust management regarding accounting or reporting matters;

  •  any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors' activities or on access to requested information; and

  •  significant deficiencies in the design or operation of internal controls.

3.  The independent auditors shall report, within 90 days prior to the filing of the Trust's annual financial statements with the SEC, to the Audit Committee:

  (a)  all critical accounting policies and practices to be used;

  (b)  all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Trust management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

  (c)  other material written communications between the independent auditors and Trust management including, but not limited to, any management letter or schedule of unadjusted differences; and

  (d)  all non-audit services provided to an entity in the "investment company complex" as defined in paragraph (f)(14) of Rule 2-01 of Regulation S-X that were not pre-approved by the Audit Committee.

4.  Review, annually, with Trust management and the independent auditors, the Trust's "disclosure controls and procedures" and the Trust's "internal control over financial reporting" as defined in Rule 30a-3(c) and (d) under the Investment Company Act of 1940.

5.  Review with Trust management and the independent auditors a report by Trust management covering any Form N-CSR and Form N-Q filed, and any required certification of such filing, along with the results of Trust management's most recent evaluation of the Trust's "disclosure controls and procedures" and "internal control over financial reporting."

E.  Process Improvements

Review with the independent auditors and Trust management significant changes or improvements in accounting and auditing processes that have been implemented.

F.  Legal and Compliance

1.  Review any legal or regulatory matters that arise that could have a material impact on the Trust's financial statements.

2.  Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Trust management has taken to monitor and control such risk exposures.

3.  Establish clear hiring policies for the Trust with respect to employees or former employees of the independent auditors.

G.   Other Responsibilities

1.  Review, annually, the performance of the Audit Committee.

2.  If the Trust is a closed-end investment company, prepare a report of the Audit Committee as required to be included in the annual proxy statement.

3.  Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Trust, if, in the Committee's judgment, that is appropriate.

4.  Perform any other activities consistent with this Charter, the Trust's Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

5.  Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V.  FUNDING

The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

BACKGROUND AND DEFINITIONS

FOR

AUDIT COMMITTEE CHARTER

The following is supplemental information regarding the Audit Committee Charter designed to provide the Audit Committee background information and definitions to assist the Committee in fulfilling its responsibilities under the Charter.

I.  COMPOSITION

An "audit committee financial expert" of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles ("GAAP") and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company's financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

If the Trust is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

II.  RESPONSIBILITIES AND DUTIES

A.  Pre-Approval Not Required

Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section IV.C. 2 is not required, if:

1.  the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

2.  the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.  such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section IV.C.3 is not required, if:

1.  the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust's independent auditors by the Trust, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

2.  the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.  such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

B.  Control Affiliate

As used in Section IV.C.3, "control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

C.  Prohibited Non-Audit Services

Under Section 10A(g) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(4)), an auditor is not independent if, at any point during the audit and professional engagement period, the auditor provides certain non-audit services to an audit client. As referred to in Section IV.C.2, these prohibited non-audit services would include:

1.  bookkeeping or other services related to the accounting records or financial statements of the Trust;

2.  financial information systems design and implementation;

3.  appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.  actuarial services;

5.  internal audit outsourcing services;

6.  management functions or human resources;

7.  broker or dealer, investment adviser, or investment banking services;

8.  legal services and expert services unrelated to the audit; and

9.  any other services that the Public Company Accounting Oversight Board determines are impermissible.

D.   Other Definitions

"Investment company complex" includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

"Disclosure controls and procedures" means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC's rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company's management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

"Internal control over financial reporting" is a process designed by, or under the supervision of, the Trust's principal executive and principal financial officers, or persons performing similar functions, and effected by the Trust's Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

1.  Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Trust;

2.  Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Trust are being made only in accordance with authorization of management and directors of the Trust; and

3.  Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Trust's assets that could have a material effect on the financial statements.

The report to be prepared by the Audit committee to be included in the annual proxy statement is governed by Item 306 of Regulation S-K, which requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Trust's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

Appendix A

FUNDS THAT HAVE APPROVED THIS

AUDIT COMMITTEE CHARTER

Fund

Dreman/Claymore Dividend & Income Fund

Fiduciary/Claymore MLP Opportunity Income Fund

Fiduciary/Claymore Dynamic Equity Fund

Madison/Claymore Covered Call Fund

Old Mutual/Claymore Long-Short Fund

TS&W/Claymore Tax-Advantaged Balanced Fund

Claymore/Raymond James SB-1 Equity Fund

Claymore Trust

Claymore Exchange-Traded Funds Trust

APPENDIX C

CLAYMORE FUNDS

Nominating and Governance Committee Charter

Purposes and Organization

The purpose of Nominating and Governance Committee (the "Committee") of the Board of Trustees (the "Board") of each of the registered investment companies listed in Appendix A hereto (the "Trust(s)") is to review matters pertaining to the composition, committees, and operations of the Board. Members of the Committee may not be "interested persons" of the Trust, as such term is defined in the Investment Company Act of 1940, as amended ("Interested Persons").1 The Committee shall have the following duties and powers:

(1)  To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board Committee.

(2)  To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(3)  To evaluate periodically the effectiveness of the Board and Board Committees and make such recommendations to the Board as deemed appropriate by the Committee.

(4)  To oversee the contract review process, including the review of the Trust's investment advisory agreements and contracts with other affiliated service providers.

The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants or legal counsel as the Committee deems appropriate.

The Committee shall meet annually (or more frequently, if needed) and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

Qualifications for Trustee Nominees

The Committee requires that Trustee candidates have a college degree or equivalent business experience. The Committee may take into account a wide variety of factors in considering Trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (v) overall diversity of the Board's composition.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust's current Trustees, (ii) the Trust's officers, (iii) the Trust's investment adviser(s), (iv) the Trust's shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates. The Committee will not nominate a person for election to the Board as a Trustee (unless such person is an "interested person," as defined by the Investment Company Act of 1940) after such person has reached the age of seventy-two (72).

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

  1  As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not Interested Persons shall be made by the incumbent members of the Board who are not Interested Persons.

Appendix A

Claymore Trust

Claymore/Raymond James SB-1 Equity Fund

Dreman/Claymore Dividend & Income Fund

Fiduciary/Claymore Dynamic Equity Fund

Fiduciary/Claymore MLP Opportunity Fund

Madison/Claymore Covered Call Fund

Old Mutual/Claymore Long-Short Fund

TS&W / Claymore Tax-Advantaged Balanced Fund

Appendix B

Procedures for Shareholders to Submit Nominee Candidates

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.

1.  The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Secretary, at the Address of the principal executive offices of the Trust.

2.  The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.  The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and citizenship of the person recommended by the shareholder (the "candidate"); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

FORM OF PROXY CARD

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
ANNUAL MEETING OF SHAREHOLDERS
JULY 18, 2007

P R O X Y

The annual meeting of shareholders of Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Wednesday, July 18, 2007, at 11:30 A.M. Central time (the “Annual Meeting”). The undersigned hereby appoints each of Nicholas Dalmaso, Melissa J. Nguyen and Matthew Patterson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSALS, THE PROXIES SHALL VOTE FOR SUCH PROPOSALS. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

To change your address, please mark this box.

To include any comments, please mark this box.

	SEE REVERSE SIDE	SEE REVERSE SIDE

DETACH PROXY CARD HERE

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Votes must be indicated (x) in black or blue ink.

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

	FOR	AGAINST

1. To authorize the Fund to sell Common Shares at a net price less than the Fund’s then-current net asset value per Common Share, subject to certain conditions

2. To approve a new sub-advisory agreement among the Fund, Claymore Advisors, LLC and Fiduciary Asset Management, LLC

3. Election of Trustees:

Class II Nominees:	FOR	WITHHOLD

(1) Joseph E. Gallagher, Jr.

(2) Howard H. Kaplan

(3) Ronald A. Nyberg

4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

S C A N L I N E

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Date Signature	Signature, if held jointly

FORM OF PROXY CARD

FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND

SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND
ANNUAL MEETING OF SHAREHOLDERS
JULY 18, 2007

P R O X Y

The annual meeting of shareholders of Fiduciary/Claymore Dynamic Equity Fund (the “Fund”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Wednesday, July 18, 2007, at 11:30 A.M. Central time (the “Annual Meeting”). The undersigned hereby appoints each of Nicholas Dalmaso, Melissa J. Nguyen and Matthew Patterson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSALS, THE PROXIES SHALL VOTE FOR SUCH PROPOSALS. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

To change your address, please mark this box.

To include any comments, please mark this box.

	SEE REVERSE SIDE	SEE REVERSE SIDE

DETACH PROXY CARD HERE

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Votes must be indicated (x) in black or blue ink.

THE BOARD OF TRUSTEES (THE “BOARD”) OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.

		FOR	AGAINST

2. To approve a new sub-advisory agreement among the Fund, Claymore Advisors, LLC and Fiduciary Asset Management, LLC

3. Election of Trustees:

Class II Nominees:		FOR	WITHHOLD

(1)	Joseph E. Gallagher, Jr.

(2)	Howard H. Kaplan

(3)	Ronald A. Nyberg

4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

S C A N L I N E

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

Date Signature	Signature, if held jointly